Exhibit 99

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF CALIFORNIA

In re:	CMR Mortgage Fund II, LLC		Case No.	09-30788

			CHAPTER 11
			MONTHLY OPERATING REPORT
			(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

	MONTH ENDED:	Nov-09	PETITION DATE:	03/31/09

1.	Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).				—

		Dollars reported in $1

2.		Asset and Liability Structure	End of Current Month	End of Prior Month	As of Petition Filing
		a. Current Assets	$39,755	$45,187
		b. Total Assets (see schedule J, Note 1)	$71,056,119	$71,424,349	$70,367,249
		c. Current Liabilities	$14,805,896	$14,584,402
		d. Total Liabilities (Note 2)	$36,721,269	$36,499,775	$6,295,128

					Cumulative
3.		Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month	(Case to Date)
		a. Total Receipts	$0	$30,000	$777,182
		b. Total Disbursements	$3,711	$27,285	$776,724
		c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	($3,711)	$2,715	$458
		d. Cash Balance Beginning of Month	$4,169	$1,454	$0
		e. Cash Balance End of Month (c + d)	$458	$4,169	$458

					Cumulative
			Current Month	Prior Month	(Case to Date)
4.		Profit/(Loss) from the Statement of Operations	($589,724)	($254,263)	($4,391,756)
5.		Account Receivables (Pre and Post Petition)	$0	$0
6.		Post-Petition Liabilities	$14,805,896	$14,584,402
7.		Past Due Post-Petition Account Payables (over 30 days)	$2,632,345	$2,443,219

At the end of this reporting month:				Yes	No
8.

Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

					X

9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)				X

10.	If the answer is yes to 8 or 9, were all such payments approved by the court?				N/A
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)				X

12.	Is the estate insured for replacement cost of assets and for general liability?			X
13.	Are a plan and disclosure statement on file?				X
14.	Was there any post-petition borrowing during this reporting period?				X

15.	Check if paid: Post-petition taxes X ; U.S. Trustee Quarterly Fees X ; Check if filing is current for: Post-petition
	tax reporting and tax returns: X .

	(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

Note 1:

Scheduled Values for Loans and advances secured by DOT are based on the face amounts of the loans, taking into account the most recent available appraisals and internal valuations, and may include adjustment for litigation or foreclosure action risk contingencies.

Note 2:	See Note 5 of Liabilities and Equity

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:		12/18/2009	/s/ Graham Seel
			Responsible Individual

STATEMENT OF OPERATIONS
(General Business Case)
For the Month Ended	11/30/09

Current Month
Actual	Forecast	Variance				Cumulative (Case to Date)	Next Month Forecast
				Revenues:
		-	1	Gross Sales
		-	2	less: Sales Returns & Allowances
$0		-	3	Net Sales		$0
		-	4	less: Cost of Goods Sold	(Schedule ‘B’)
-		-	5	Gross Profit		-
(176,684)	85,000	(261,684)	6	Interest (Note 1)		530,498	4,670
		-	7	Other Income:	Gain on sale - REO
(2,424)	(13,000)	10,576	8	Less: Servicing Fees (Note 2)		(95,099)	(2,500)
		-	9

($179,108)	72,000	($251,108)	10	Total Revenues		$435,399	$2,170

				Expenses:
		-	11	Compensation to Owner(s)/Officer(s)
		-	12	Salaries
		-	13	Commissions
		-	14	Contract Labor
				Rent/Lease:
		-	15	Personal Property
		-	16	Real Property
		-	17	Insurance
$29,839	$33,000	$3,161	18	Management Fees		$256,620	$29,000
		-	19	Depreciation
				Taxes:
		-	20	Employer Payroll Taxes
		-	21	Real Property Taxes
		-	22	Other Taxes
		-	23	Other Selling
64,424	11,150	(53,274)	24	Other Administrative		353,235	11,150
$139,495	135,500	(3,995)	25	Interest		1,197,389	135,500
$11,527		(11,527)	26	Other Expenses:	Provision for loan losses	$967,107	11,500
($22,736)	-	22,736	27	Impairment for REOs		($250,459)	-
$163,067	70,000	(93,067)	28	Expenses Investment in REO (Note 1)		2,098,830	70,000
		-	29
		-	30
		-	31
		-	32
		-	33
		-	34

$385,616	$249,650	($135,966)	35	Total Expenses		$4,622,722	$257,150

($564,724)	($177,650)	($387,074)	36	Subtotal		($4,187,323)	($254,980)

				Reorganization Items:
(25,000)	($25,000)	-	37	Professional Fees		($187,964)	($25,000)
		-	38	Provisions for Rejected Executory Contracts
		-	39	Interest Earned on Accumulated Cash from Resulting Chp 11 Case

		-	40	Gain or (Loss) from Sale of Equipment
-		-	41	U.S. Trustee Quarterly Fees		($6,825)	$0
		-	42

(25,000)	($25,000)	-	43	Total Reorganization Items		(194,789)	(25,000)

($589,724)	($202,650)	($387,074)	44	Net Profit (Loss) Before Federal & State Taxes		($4,382,112)	($279,980)
-		-	45	Federal & State Income Taxes		9,644	-

($589,724)	($202,650)	($387,074)	46	Net Profit (Loss)		($4,391,756)	($279,980)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Note 1: this includes an interest on advances adjustment to over-accrued interest related to internal advances and non-accrual loan status changes

Note 2: decrease in servicing fees due to update in non-accrual status of loans and adjusting entries

BALANCE SHEET

(General Business Case)

For the Month Ended		11/30/09

	Assets
		From Schedules	Market Value
	Current Assets

1	Cash and cash equivalents - unrestricted		$458
2	Cash and cash equivalents - restricted
3	Accounts receivable (net)	A
4	Inventory	B
5	Prepaid expenses		$39,297
6	Professional retainers		-
7	Other:
8

9	Total Current Assets		39,755

	Property and Equipment (Market Value)

10	Real property	C	$461,099
11	Machinery and equipment	D
12	Furniture and fixtures	D
13	Office equipment	D
14	Leasehold improvements	D
15	Vehicles	D
16	Other:
17
18
19
20

21	Total Property and Equipment		$461,099

	Other Assets

22	Loans to shareholders
23	Loans to affiliates	I	$3,810,686
24	Loans and advances, secured by DOT, net of allowances (Note 2)	J	24,994,071
25	Investment in Real Estate Owned, net of allowances (Note 3)	K	38,892,998
26	Investment in affiliate	L	-
27	Accounts Receivable	M	$2,857,510

28	Total Other Assets		$70,555,265

29	Total Assets		$71,056,119

NOTE:
Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Note 2:

Scheduled Values for Loans and advances secured by DOT are based on the face amounts of the loans, taking into account the most recent available appraisals and internal valuations, and may include adjustment for litigation or foreclosure action risk contingencies.

Note 3:

When property is acquired (Real Estate Owned), any excess of the carrying value of loan over the net realizable value of property is charged against the allowance for loan losses.  Following foreclosure, valuations are performed quarterly with any subsequent writedowns recorded as a separate valuation allowance and charged to other operating expenses.  Collateral values are based on results of annual appraisals, further subject to valuations derived by internal analytic model calculations.

Liabilities and Equity

(General Business Case)

	Liabilities From Schedules
		Post-Petition
		Current Liabilities
30		Salaries and wages
31		Payroll taxes
32		Real and personal property taxes
33		Income taxes
34		Sales taxes
35		Notes payable (short term)		$11,096,577
36		Accounts payable (trade)	A	$2,730,192
37		Real property lease arrearage
38		Personal property lease arrearage
39		Accrued professional fees		$503,424

40		Current portion of long-term post-petition debt (due within 12 months)

41	Other:	Service Fee Payable		$92,199

42		Post-Petition liabilities due to CMR Inc		$383,504

43

44		Total Current Liabilities		$14,805,896
45		Long-Term Post-Petition Debt, Net of Current Portion
46		Total Post-Petition Liabilities		$14,805,896

		Pre-Petition Liabilities (allowed amount)

47		Secured claims	F	$20,321,658

48		Priority unsecured claims	F

49		General unsecured claims	F	$1,593,715
50		Total Pre-Petition Liabilities		21,915,373
51		Total Liabilities		$36,721,269
	Equity (Deficit)
52		Retained Earnings/(Deficit) at time of filing		($1,274,838)
53		Capital Stock
54		Additional paid-in capital

55		Cumulative profit/(loss) since filing of case		(4,391,756)

56		Post-petition contributions/(distributions) or (draws)
57	Members’ Capital (Note 5)			40,001,444
58		Market value adjustment (Note 6)		-
59		Total Equity (Deficit)		$34,334,850
60	Total Liabilities and Equity (Deficit)			$71,056,119

Note 5:	Non-recorded liability

Note 6:	Members’ Capital is recorded net of market value adjustments as described in Notes 1, 2, 3, and 4 as required by GAAP. The total of fair value adjustments for loans and REO is $27,824,939.

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days		$97,847
31-60 Days		$189,126
61-90 Days		$180,613	$2,632,345
91+ Days		$2,262,606
Total accounts receivable/payable	$0	$2,730,192
Allowance for doubtful accounts
Accounts receivable (net)	$0

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)	Cost of Goods Sold

		Inventory(ies) Balance at End of Month	Inventory Beginning of Month
Add -
Retail/Restaurants -			Net purchase
Product for resale			Direct labor
Manufacturing overhead
Distribution -			Freight in
Products for resale			Other:

Manufacturer -
Raw Materials
Work-in-progress			Less -
Finished goods			Inventory End of Month
Shrinkage
Other - Explain			Personal Use

			Cost of Goods Sold	$0
TOTAL		$0

Method of Inventory Control			Inventory Valuation Methods
Do you have a functioning perpetual inventory system?			Indicate by a checkmark method of inventory used.
Yes	No
How often do you take a complete physical inventory?			Valuation methods -
FIFO cost
Weekly			LIFO cost
Monthly			Lower of cost or market
Quarterly			Retail method
Semi-annually			Other
Annually			Explain
Date of last physical inventory was

Date of next physical inventory is

Schedule C

Real Property

Description	Cost	Market Value
Tres Tigres Storage Facility, Sand City, CA	$461,099	$461,099
(recorded net of Senior Lien $2,146,152)

Total	$461,099	$461,099

Schedule D
Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment -

Total	$0	$0

Furniture & Fixtures -

Total	$0	$0

Office Equipment -

Total	$0	$0

Leasehold Improvements -

Total	$0	$0

Vehicles -

Total	$0	$0

Schedule E

Aging of Post-Petition Taxes

(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding					$0
FICA - Employee					$0
FICA - Employer					$0
Unemployment (FUTA)					$0
Income					$0
Other (Attach List)					$0
Total Federal Taxes	$0	$0	$0	$0	$0
State and Local
Income Tax Withholding					$0
Unemployment (UT)					$0
Disability Insurance (DI)					$0
Empl. Training Tax (ETT)					$0
Sales					$0
Excise					$0
Real property					$0
Personal property					$0
Income	$0	$0	$0		$0
Other (Attach List)					$0
Total State & Local Taxes	$0	$0	$0	$0	$0
Total Taxes	$0	$0	$0	$0	$0

Schedule F

Pre-Petition Liabilities

List Total Claims For Each Classification -	Claimed Amount	Allowed Amount (b)
Secured claims (a)	$20,321,658	$20,321,658
Priority claims other than taxes
Priority tax claims
General unsecured claims	$1,593,715	$1,593,715

(a)                   List total amount of claims even it under secured.

(b)                  Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G

Rental Income Information

Not applicable to General Business Cases

Schedule H

Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank	Wells Fargo
Account Type
Account No.	412-1887244
Account Purpose	DIP
Balance, End of Month	$458
Total Funds on Hand for all Accounts	$458

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

Schedule I Loans to affiliates (As of End of the Current Reporting Period)

Affiliate	Total

California Mortgage and Realty, Inc - Note	3,140,541
California Mortgage and Realty, Inc - Note	670,145

Total	3,810,686
line 23

Schedule J

Loans and Advances, excluding HDC

(As of End of the Current Reporting Period)

		Interest Income
		and fee not	Allowance
	Legal	recognized per	for
Loan Number	Balance (Note 1)	GAAP	Loan Losses	Book Balance

05-018	573	(573)		-
05-020	929	-		929
05-024	238,625	(25,875)		212,750
05-032	2,915	-		2,915
05-052B	10,932,383	(10,932,383)	-	-
05-058	725,713	(214,821)	(276,644)	234,248
05-061A	13,078	-		13,078
05-061B	1,239,860	(282,474)		957,386
05-061C	15,427,556	(3,644,125)	(8,671,394)	3,112,037
05-062	94,133	(94,133)		-
05-068	74,881	(74,881)		-
06-013	52,128	(4,913)		47,215
06-023	6,683,886	(168,164)		6,515,722
06-027	925,653	(203,773)	(344,000)	377,880
06-032	3,406,146	(313,170)	(481,000)	2,611,976
06-038A	54,159,354	(54,159,354)		-
06-038B	31,575	(6,825)		24,750
06-038C (Note 2)	3,368,081	(3,157,547)	392,518	603,052
06-044	14,056	(1,335)	(5,000)	7,721
06-057	1,753,539	(303,346)	(342,041)	1,108,152
06-058	15,639,547	(2,834,863)	(2,775,760)	10,028,924
06-071B	23,290	26		23,316
07-004 (Note 3)	4,481,550	(1,224,454)	(3,257,096)	Unknown
07-017	110,339	(12,339)	(98,000)	-
08-012	497,822	(2,802)		495,020
Loan Loss Reserve			(1,383,000)	(1,383,000)

Total	119,897,612	(77,662,124)	(17,241,417)	24,994,071
				line 24

Note:                 Scheduled Values for Loans and advances secured by DOT are based on the face amounts of the loans, taking into account the most recent available appraisals and internal valuations, and may include adjustment for litigation or foreclosure action risk contingencies.

Note 1:        Refers to legal balance adjusted for REO principal and interest not recorded on a GAAP basis.

Note 2:  Negative allowance for loan losses reflects increase in Brisbane Quarry property value due to discovery of income potential of the operating quarry.

Note 3:  Canpartners, a joint lien holder with CMR Mortgage Fund, LLC (“Debtor”), has foreclosed on the membership interests of the borrower/landowner and has a foreclosure sale pending on the real estate that is security for the loan.  Canpartners contends that the foreclosures will result in the Debtor losing its lien on the real property.  As a result, the loan is being reported at a zero value, although a lawsuit brought by the Debtor seeks to preserve its lien rights in the property and to seek damages against Canpartners.  The Debtor’s future operating reports will re-establish a value for this note should it prevail in the litigation.

Schedule K

Investment in Real Estate Owned

(As of End of the Current Reporting Period)

	Foreclosure Date	Investment	Allowance	Total

Investment in 21 Mira Mesa	6/7/2007	8,754,441	(8,754,441)	(0)
Investment in 3202 Thirty-Fifth Ave, LLC	9/17/2007	20,535	(14,340)	6,195
Investment in 2 Aster LLC	1/24/2008	4,098	(1,903)	2,195
Investment in 15 SSFDEV, LLC	4/9/2008	3,018,595	(47,259)	2,971,336
Investment in 2 UNER, LLC	4/9/2008	2,985,672	(930,000)	2,055,672
Investment in 3 CCAM, LLC	4/9/2008	41,942	-	41,942
Investment in Hamilton Creek, LLC	7/7/2008	980,051	(554,328)	425,723
Investment in 5 Casa Grande Land, LLC	9/16/2008	281,251	(281,251)	0
Investment in Wheatland Holdings, LLC	10/14/2008	33,345,417	-	33,345,417
Investment in 380 - 388 12th Street, LLC	8/18/2009	43,344	-	43,344
Investment in 7Z Ranch, LLC	4/9/2008	1,175	-	1,175

Total		49,476,520	(10,583,522)	38,892,998
				line 25

Note:                 When property is acquired (Real Estate Owned), any excess of the carrying value of loan over the net realizable value of property is charged against the allowance for loan losses.  Following foreclosure, valuations are performed quarterly with any subsequent writedowns recorded as a separate valuation allowance and charged to other operating expenses.  Collateral values are based on results of annual appraisals, further subject to valuations derived by internal analytic model calculations.

Schedule M Accounts Receivable (As of End of the Current Reporting Period)

Total

CMR Fund I, LLC	1,216,197
CMR Fund III, LLC	1,398,245
First Street Commercial Mortgage Fund	148,717
721 5th Street, LLC	228
1007 University, LLC	3,144
2 Antioch, LLC	264
3202 Thirty-Fifth Ave, LLC	203
5 Casa Grande, LLC	36,473
724 Glenwood, LLC	12,569
Volta, LLC	41,470

Total	2,857,510
line 27

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase/(Decrease) in Cash and Cash Equivalents

	For the Month Ended	11/30/09

			Actual Current Month	Cumulative (Case to Date)
	Cash Receipts
1	Rent/Leases Collected
2	Cash Received from Sales		$0	$323,430
3	Interest Received		$0	$11,676
4	Borrowings		$0	$32,200
5	Funds from Shareholders, Partners, or Other Insiders
6	Capital Contributions		$0	$0
7	Deficiency recovery - 2006 Trustee Sales - Ross		$0
8	Payments on Advances		$0	$52,296
9	Transfer from FENB Account		$0	$36,690
10	Proceeds from re-financing of 950 Linden		$0	$290,890
11	Transfer from Fremont		$0	$30,000
12	Total Cash Receipts		$0	$777,182

	Cash Disbursements
13	Payments for Inventory
14	Selling
15	Administrative		$2,086	$54,026
16	Capital Expenditures
17	Principal Payments on Debt
18	Interest Paid		$0	$317,999
	Rent/Lease:
19	Personal Property
20	Real Property
	Amount Paid to Owner(s)/Officer(s)
21	Salaries
22	Draws
23	Commissions/Royalties
24	Expense Reimbursements
25	Other
26	Salaries/Commissions (less employee withholding)
27	Management Fees
	Taxes:
28	Employee Withholding
29	Employer Payroll Taxes
30	Real Property Taxes
31	Other Taxes		$0	$9,443
32	Other Cash Outflows:
33	Contribution to Hamilton Creek		$0	$388,431
34	US Trustee Fees		$1,625	$6,825
35
36
37
38	Total Cash Disbursements:		$3,711	$776,724
39	Net Increase (Decrease) in Cash		($3,711)	$458
40	Cash Balance, Beginning of Period		$4,169	$0
41	Cash Balance, End of Period		$458	$458

	Note: $92K misclassified in prior month's MOR as reimbursement to CMR Inc, should have been interest paid